                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.



                                                  /s/ Norman L. Rosenthal
                                                  ----------------------------
                                                  Norman L. Rosenthal
                                                  Director


Dated: January 27, 2000

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.



                                   /s/ William F. Galtney, Jr.
                                   --------------------------------
                                   William F. Galtney, Jr.

                                   Director


Dated: 1-27-00

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig and
Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.



                                   /s/ James C. Kelly
                                   ------------------------
                                   James C. Kelly


Dated:

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.




                                   /s/ Glenn R. Partridge
                                   ------------------------------
                                   Glenn R. Partridge

                                   Director


Dated: 1/25/00

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of James C. Kelly and
Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                              /s/ Robert A. Mulderig
                              ------------------------------
                              Robert A. Mulderig

                              Director


Dated:

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Allan W. Fulkerson
                                        ------------------------------------
                                        Allan W. Fulkerson

                                        Director


Dated: Jan 25, 2000

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.



                                             /s/ David J. Doyle, J.P.
                                             -------------------------------
                                             David J. Doyle, J.P.

                                             Director

Dated:

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ Richard G. Turner
                                        ------------------------------------
                                        Richard G. Turner

                                        Director


Dated:

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                        /s/ John Kessock, Jr.
                                        ------------------------------------
                                        John Kessock, Jr.

                                        Director


Dated:  January 27, 2000

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig,
James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                             /s/ Arthur E. Engel
                                             ---------------------------------
                                             Arthur E. Engel

                                             Director

Dated:

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                             /s/ Beverly Patrick
                                             --------------------------------
                                             Beverly Patrick

                                             Director


Dated:

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Group Ltd., a company organized under the laws of Delaware (the "Company"), hereby appoints each of James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                     /s/ Richard G. Turner
                                     ---------------------
                                     Richard G. Turner
                                     Director


Dated:

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Group Ltd., a company organized under the laws of Delaware (the "Company"), hereby appoints each of James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                     /s/ John Kessock, Jr.
                                     ---------------------
                                     John Kessock, Jr.
                                     Director


Dated:

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                     /s/ Roger E. Dailey
                                     ---------------------
                                     Roger E. Dailey

                                     Director


Dated:

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Group Ltd., a company organized under the laws of Delaware (the "Company"), hereby appoints each of James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities. Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.



                                    /s/ Robert A. Mulderig
                                        -------------------
                                        Robert A. Mulderig
                                        Director


Dated:

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Mutual Risk Management Ltd., a company organized under the laws of Bermuda (the "Company"), hereby appoints each of Robert A. Mulderig, James C. Kelly and Richard E. O'Brien his attorney and agent to execute on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 relating to the sale of Debt Securities, Trust Securities, Preferred Shares, Guarantees and similar securities and any amendment or amendments thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


                                     /s/ Jerry S. Rosenbloom
                                     ---------------------
                                     Jerry S. Rosenbloom

                                     Director


Dated: